SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 8, 2005

                                SUN BANCORP, INC.
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       New Jersey                        0-20957           52-1382541
----------------------------          --------------      -------------
(State or other jurisdiction          (SEC File No.)      (IRS Employer
     of incorporation)                                    Identification Number)

226 Landis Avenue, Vineland, New Jersey                         08360
---------------------------------------                         -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting  material  pursuant to Rule 14a-12  under the  Exchange  Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                Section 1 - Registrant's Business and Operations

Item 1.01.        Material Definitive Agreements.

         On August 8, 2005, the Registrant and its wholly-owned subsidiary, Sun National Bank (the "Bank"), entered into a Retirement Agreement with Executive Vice President John P. Neary. Under such agreement, Mr. Neary will retire as an executive officer of the Registrant and the Bank as of August 1, 2005 and remain an employee of the Registrant and the Bank through April 30, 2007 during which
period  he  will  continue  to  receive   bi-weekly  salary  payments.

         A copy of the Retirement Agreement is included with this Form 8-K as an exhibit.

                  Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits

Exhibit 10 -- Retirement Agreement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             SUN BANCORP, INC.



Date: August 12, 2005                        By:    /s/Dan A. Chila
                                                    ----------------------------
                                                    Dan A. Chila
                                                    Executive Vice President and
                                                    Chief Financial Officer